UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2016

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

707 17th Street, Suite 4200

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Intrepid Potash, Inc. (“Intrepid,” “we,” “us,” or “our”) held its 2016 annual meeting of stockholders on May 24, 2016.  At the annual meeting, stockholders approved our Amended and Restated Short-Term Incentive Plan (the “STIP”) and Amended and Restated Equity Incentive Plan (the “EIP”).  Our Board of Directors (the “Board”) approved the STIP and EIP on March 22, 2016, subject to stockholder approval at the annual meeting.

The STIP is designed to provide annual incentives to our executive officers and other key employees to achieve pre-established, objective performance goals.  We sought stockholder approval of the STIP to permit certain awards paid to executive officers to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The EIP is designed to provide long-term equity incentives to attract, retain, and motivate eligible employees, directors, and consultants and to align their interests with those of our stockholders.  The EIP is designed with the flexibility to award restricted stock, restricted stock units, performance awards, incentive stock options, non-qualified stock options, stock appreciation rights, cash-based awards, and other stock-based awards to eligible individuals.  The EIP includes the following changes as compared to its previous version:

•                Approved an additional 4,004,647 new shares of common stock available for grant under the EIP, which when added to the shares available for grant as of December 31, 2015, authorizes a total of 7,060,000 shares of common stock available for grant under the EIP, less awards made after December 31, 2015, and counted at the new fungible ratio (described below).

•                Adopted a “fungible” share design, where each share subject to an award of options or stock appreciation rights counts against the share authorization as one share and where each share subject to an award other than an option or stock appreciation right counts against the share authorization as 1.7 shares.

•                Added a one-year minimum vesting provision applicable to full value awards (awards other than options or stock appreciation rights), subject to limited exceptions as described in the EIP.

•                Eliminated liberal share recycling on options and stock appreciation rights, so that shares tendered or withheld to pay for taxes on these awards or to pay an option exercise price will not be added to the shares available for grant.

•                Added an individual award limit for awards to nonemployee directors (which limits both cash and equity) and modified certain other individual award limits.

•                Extended the duration of the EIP to May 24, 2026.

•                Made certain other administrative changes.

A summary of the principal features of the STIP and EIP is included in our definitive proxy statement for our 2016 annual meeting of stockholders, as filed with the Securities and Exchange Commission on April 4, 2016, under the headings “Proposal 6—Approval of Amended and Restated Short-Term Incentive Plan” and “Proposal 7—Approval of Amended and Restated Equity Incentive Plan.”  The description above is qualified in its entirety by reference to the full text of the STIP and EIP, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this report and incorporated by reference into this Item 5.02.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 25, 2016, we filed a Certificate of Amendment (the “Amendment”) to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.  The Amendment increased the number of authorized shares of our common stock from 100 million to 400 million.

The description above is qualified in its entirety by the Amendment, a copy of which is filed as Exhibit 3.1 to this report and incorporated by reference into this Item 5.03.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

We held our 2016 annual meeting of stockholders on May 24, 2016.  There were 76,074,396 shares of common stock outstanding and entitled to vote at the annual meeting.  At the annual meeting, stockholders present in person or by proxy voted on the following matters:

1.              Stockholders elected two Class II directors to our Board of Directors to serve three-year terms expiring at our 2019 annual meeting of stockholders, based on the following votes:

	J. Landis Martin	Barth E. Whitham
For	48,726,660	48,721,243
Against	1,494,150	1,492,060
Abstain	158,177	165,684
Broker Non-Votes	16,739,686	16,739,686

2.              Stockholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2016, based on the following votes:

For	64,909,201
Against	1,993,541
Abstain	215,931
Broker Non-Votes	N/A

3.              Stockholders approved, on an advisory basis, our executive compensation, based on the following votes:

For	49,064,106
Against	1,128,246
Abstain	216,635
Broker Non-Votes	16,709,686

4.              Stockholders approved an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100 million to 400 million, based on the following votes:

For	55,073,106
Against	11,928,541
Abstain	117,026
Broker Non-Votes	N/A

5.              Stockholders approved an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of the shares of our common stock at a ratio of 1-for-5, 1-for-10, 1-for-15, 1-for-20 or 1-for-25, with the exact ratio and effective time of the reverse stock split to be determined by our Board of Directors in its sole discretion, based on the following votes:

For	61,165,813
Against	5,288,207
Abstain	664,653
Broker Non-Votes	N/A

6.              Stockholders approved our Amended and Restated Short-Term Incentive Plan, based on the following votes:

For	48,483,380
Against	1,657,122
Abstain	238,485
Broker Non-Votes	16,739,686

7.              Stockholders approved our Amended and Restated Equity Incentive Plan, based on the following votes:

For	48,603,543
Against	1,609,335
Abstain	166,109
Broker Non-Votes	16,739,686

Item 9.01(d)                            Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Intrepid Potash, Inc.

10.1	Intrepid Potash, Inc. Amended and Restated Short-Term Incentive Plan

10.2	Intrepid Potash, Inc. Amended and Restated Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: May 26, 2016	By:	/s/ Margaret E. McCandless
Margaret E. McCandless
Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Intrepid Potash, Inc.

10.1	Intrepid Potash, Inc. Amended and Restated Short-Term Incentive Plan

10.2	Intrepid Potash, Inc. Amended and Restated Equity Incentive Plan